Accounts receivable (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accounts receivable
Trade accounts receivable	$ 60,549	$ 60,065
Other receivables	4,813	5,790
Total trade and other receivables	65,362	65,855
Less: allowance for credit losses	(13,200)	(5,428)
Accounts receivable, net	$ 52,162	$ 60,427